UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2006

ROANOKE TECHNOLOGY CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	000-26715	22-3558993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

2720 N. Wesleyan Blvd., Rocky Mount, North Carolina	27804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(252) 428-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 8, 2006, the Company filed an 8k disclosing its auditor. Webb & Company, P.A. resigned as its independent auditor as of January 4, 2006 and that the Company would file another 8K to announce its new auditor. On August 25, 2006, the Company reengaged Webb & Company, P.A. of Boynton Beach , Florida

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROANOKE TECHNOLOGY CORPORATION

By:	/s/ Russell Jones
Russell Jones, Chairman and President

Dated: August 25, 2006